EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Bret Bader, Chief Executive Officer of Advance Nanotech, Inc. (the Company), and Thomas P. Finn, Chief Financial Officer of the Company, do each certify, pursuant to 18 U.S.C. ss. 1350, that:

1. The report on Form 10-Q of the Company for the period ended September 30, 2009 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

ADVANCE NANOTECH, INC.

By:	/s/ Bret Bader
Bret Bader
Chief Executive Officer
Date: November 16, 2009

By:	/s/ Thomas P. Finn
Thomas P. Finn
Chief Financial Officer
Date: November 16, 2009